UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2008

1st Financial Services Corporation

(Exact name of Registrant as specified in its charter)

North Carolina	000-53264	26-0207901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street Hendersonville, North Carolina	28792
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Elliot Davis, PLLC, the independent accountant that was previously engaged as the principal accountant to audit the financial statements of 1st Financial Services Corporation (and of Mountain 1st Bank & Trust Company, prior to the holding company reorganization that made the Registrant the parent bank holding company of Mountain 1st), resigned on August 26, 2008, since its independence will terminate because 1st Financial has agreed to employ one of Elliott Davis’ accountants as 1st Financial’s Chief Financial Officer. Neither of Elliott Davis’ reports on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years for 1st Financial and Mountain 1st, and all subsequent interim periods preceding the resignation, there were no disagreements with Elliott Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Elliott Davis, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

During the two most recent fiscal years for 1st Financial and Mountain 1st, and all subsequent interim periods preceding the resignation, there have been no events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2008, the Board of Directors of 1st Financial Services Corporation appointed Roger Mobley, age 37, to serve as its new Chief Financial Officer. Mr. Mobley’s expected beginning date is September 8, 2008. From January 19, 2004, to August 29, 2008, Mr. Mobley served as a Certified Public Accountant and Assurance and Advisory Senior Manager with Elliott Davis, LLC. Prior to that position, from September of 2003, Mr. Mobley served as a Certified Public Accountant with KPMG in its banking group.

Mary K. Dopko will continue in her role as Controller and Principal Accounting Officer.

Item 9.01	Financial Statements and Exhibits.

Exhibits. The following exhibits are being filed or furnished with this Report:

Exhibit No.	Exhibit Description
16.1	Copy of Elliott Davis, PLLC resignation letter

16.2	Copy of letter from Elliott Davis, PLLC pursuant to Item 304(a)(3) of Regulation S-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION
(Registrant)

Date: August 29, 2008	By:	/s/ Gregory L. Gibson
Gregory L. Gibson
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
16.1	Copy of Elliott Davis, PLLC resignation letter

16.2	Copy of letter from Elliott Davis, PLLC pursuant to Item 304(a)(3) of Regulation S-K

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